UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 13, 2006

MIDWEST AIR GROUP, INC.

(Exact name of registrant as specified in its charter)

Wisconsin	1-13934	39-1828757
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6744 South Howell Avenue, Oak Creek, Wisconsin 53154
(Address of principal executive offices, including zip code)

(414) 570-4000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.

Other Events.

On December 13, 2006, Midwest Air Group, Inc. (the “Company”) issued two press releases relating to the unsolicited proposal by AirTran Holdings, Inc. of a merger agreement between the companies.  These press releases are attached hereto as Exhibits 99.1 and 99.2, respectively, and incorporated herein by reference.

In addition, on December 21, 2006, the Company issued a press release announcing that it has reached agreement with SkyWest Airlines, Inc. to operate 50-seat regional jet service beginning in April 2007.  This press release is attached hereto as Exhibit 99.3 and incorporated herein by reference.

Item 9.01.

Financial Statements and Exhibits.

(a)

Financial Statements of Business Acquired.

Not applicable.

(b)

Pro Forma Financial Information.

Not applicable.

(c)

Exhibits.

Exhibit No.	Description

99.1	Press Release dated December 13, 2006

99.2	Press Release dated December 13, 2006

99.3	Press Release dated December 21, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 21, 2006	MIDWEST AIR GROUP, INC.

By: /s/ Dennis J. O’Reilly
Dennis J. O’Reilly Treasurer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated December 13, 2006

99.2	Press Release dated December 13, 2006

99.3	Press Release dated December 21, 2006